As filed with the Securities and Exchange Commission on December ______, 2000

                                                      Registration No. 333-34938
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                        -------------------------------

                              OMNOVA SOLUTIONS INC.
             (Exact Name of Registrant as Specified in Its Charter)

                  OHIO                               34-1897652
      (State or Other Jurisdiction         (I.R.S. Employer Identification No.)
    of Incorporation or Organization)

                    175 Ghent Road, Fairlawn, Ohio 44333-3300
           (Address of Principal Executive Offices Including Zip Code)

                              OMNOVA SOLUTIONS INC.
                             RETIREMENT SAVINGS PLAN

                            (Full Title of the Plan)

                                Cynthia A. Slack
                                    Secretary

                              OMNOVA Solutions Inc.
                                 175 Ghent Road
                            Fairlawn, Ohio 44333-3300
                     (Name and Address of Agent For Service)
                                 (330) 869-4200
          (Telephone Number, Including Area Code, of Agent For Service)


================================================================================

     This Post-Effective Amendment No. 1 is being filed to add new Exhibits 4.3 and 23.2 to the Registration Statement.

     This Post-Effective Amendment shall become effective upon filing with the Securities and Exchange Commission pursuant to Rule 464 under the Securities Act of 1933.

================================================================================

                         Exhibit Index Appears on Page 4

                                     Part II


         Effective December 1, 2000, the assets of the GenCorp/OMNOVA Solutions Joint Retirement Savings Plan allocated to the accounts of employees of Omnova Solutions Inc. (the "Registrant") were segregated from the assets allocated to GenCorp employees. As of such effective date, the terms of the plan applicable to the Registrant's employees will be governed by the OMNOVA Solutions Inc. Retirement Savings Plan, which is unchanged except for the plan name.

         Part II of the Registration Statement is hereby amended by adding new Exhibits 4.3 and 23.2.

Item 8.  EXHIBITS

     4.3      OMNOVA Solutions Inc. Retirement Savings Plan.

     23.2     Consent of Independent Auditors.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, OMNOVA Solutions Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairlawn, State of Ohio, on November 30, 2000.

                                                 OMNOVA SOLUTIONS INC.


                                            By:  /s/ CYNTHIA A. SLACK
                                                 -------------------------------
                                                 Cynthia A. Slack, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                        Signature                                                     Title
                        ---------                                                     -----
        *                                                            Chief Executive Officer and Director
     --------------------------------------------                    (principal executive officer)
     John B. Yasinsky


       *                                                             Senior Vice President and Chief Financial Officer
     --------------------------------------------                    (principal financial)
     Michael E. Hicks


       *                                                             Corporate Controller
     --------------------------------------------                    (principal accounting officer)
     Patricia J. Parr


       *                                                             Director
     --------------------------------------------
     Edward P. Campbell

       *                                                             Director
     --------------------------------------------
     Charles A. Corry

       *                                                             Director
     --------------------------------------------
     David A. Daberko

       *                                                             Director
     --------------------------------------------
     Bob G. Gower

        *                                                            Director
     --------------------------------------------
     Diane E. McGarry

       *                                                             Director
     --------------------------------------------
     Kevin M. McMullen

       *                                                             Director
     --------------------------------------------
     Steven W. Percy

        *                                                            Director
     --------------------------------------------
     Dr. R. Byron Pipers

         * Cynthia A. Slack, the undersigned attorney-in-fact, by signing her name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney previously filed with the Securities and Exchange Commission as
Exhibit 24.1 to the Registration Statement.

November 30, 2000                   By:     /s/ CYNTHIA A. SLACK
                                            ----------------------------------
                                            Cynthia A. Slack, Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------

         4.3      OMNOVA Solutions Inc. Retirement Savings Plan.

         23.2     Consent of Independent Auditors.